  FPA New Income, Inc.

                              ANNUAL REPORT

                              SEPTEMBER 30, 1998

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

                            LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

        This Annual Report covers the fiscal year ended September 30, 1998. Your Fund's net asset value (NAV) per share closed at $11.13. During the fiscal year, the Fund paid income dividends totaling $0.66 and a $0.02 long-term capital gains distribution.

        The following table shows the average annual total return for several different periods ended September 30 for the Fund and comparative indices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                                PERIODS ENDED SEPTEMBER 30, 1998
                                                --------------------------------
                                                 1 YEAR     5 YEARS     10 YEARS
                                                -------     -------     --------
FPA New Income, Inc.
   (NAV) .................................       5.24%*      7.04%*      9.51%*
FPA New Income, Inc.
   (Net of Sales Charge) .................       0.50%++     6.06%++     9.01%++
Lipper Corporate Debt
   A Rated Fund Average ..................      10.40%       6.55%       8.97%
Lehman Brothers Government/
  Corporate Bond Index ...................      12.84%       7.21%       9.43%

        The Fund's total rate of return for the fiscal year, which reflects the change in NAV combined with the reinvestment of dividends and distributions paid, was 5.24%* versus 10.40% and 12.84% for the Lipper "A" Rated Bond Fund Average and Lehman Brothers Government/Corporate Bond Index, respectively. For the second half of the fiscal year, the total returns were: FPA New Income, Inc., 1.63%*; Lipper Average, 5.99%; and the Lehman Brothers Index, 7.69%. Finally, on a calendar year-to-date basis, the total returns were: FPA New Income, Inc., 3.65%*; the Lipper Average, 7.47%; and the Lehman Bothers Index, 9.33%.

COMMENTARY

        Your Fund materially underperformed both the Lipper Average and the Lehman Index this past fiscal year. It was an especially difficult six-month period ended September 30, when we lost 4.36% and 6.06% of relative performance to these indices. Your Fund still had positive performance, but it was less than these comparative indices due to the second-half performance results. In this shareholder letter, we would like to discuss the reasons we underperformed, as well as how we expect to position the portfolio going forward.

        We can simply state that the primary cause of underperformance was that your Fund was positioned with a much shorter average portfolio duration than that of the Lipper Average or the Lehman Index. As of March 31, 1998, our average portfolio duration was 2.85 years versus 5.2 years for the Lehman Index. We do not know what the duration of the Lipper Average is since it is not published, but we can infer that it was considerably longer by its performance results. The longer a portfolio's duration, the greater its portfolio volatility. During the six-month period ended September 30, the yield on the ten-year Treasury bond fell from 5.65% to 4.41%. This led to a much greater total return--yield plus the change in the price of the security--than we could achieve with a shorter average maturity. At these lower levels of yield, we were unwilling to risk your capital.

        A second contributing factor to the underperformance was the drastic widening of yield spreads of various bond sectors compared to U.S. Treasury yields. We measure the relative attractiveness of a bond sector by how much more it yields than a Treasury bond of similar duration (the yield spread). During the recent financial market chaos, the yield spreads of various sectors have been quite volatile. Our exposure to mortgage-backed securities proved to be a negative contribution since their yield spreads widened more than other high-quality bond sectors. The fear of rapid repayments meant that investors would not pay much of a premium for a mortgage security for fear of being refinanced.

        Our portfolio of mortgage securities did what we generally expected. It was our strategy to have a large exposure to mortgages that could be refinanced, if the interest rate on the ten-year Treasury bond fell below the 5.5% to 6% range. This strategy would automatically increase the portfolio's defensive characteristics at, what we believed to be, a low interest rate level. We also added a small portion, 4% of total assets, of interest-only mortgage securities. Their value actually increases, during periods of rising interest rates. We added these securities to help hedge a portion of the portfolio that


_______________
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown
++ Reflects deduction of the current maximum sales charge of 4.50% of the offering price
                                       1
potentially can have very long durations. As it turned out, interest rates fell much further than we ever imagined. This caused some of these potentially very long duration securities to rapidly pay down while our interest-only securities fell in price. Our estimates of the prepayment characteristics for these interest-only securities have been fairly accurate. It is the market that is penalizing their price currently. If our estimates remain fairly accurate from a longer-term perspective, their prices should return to a more favorable level. The underlying mortgage rates for these securities are 6.5% to 6.75%, currently a rate too low to be refinanced. Their valuation is also being negatively influenced by the unraveling of several aggressive investment strategies deployed by financially leveraged managers who are being forced to sell mortgage securities in order to meet margin calls. Over time, these transitory problems should pass.

        Other areas that have been negatively impacted by this yield spread expansion trend are the high-yield and convertible bond sectors. For almost two years, we have expressed our concern that one was not being sufficiently compensated through additional yield for the incremental credit risk being assumed. Our exposure has been relatively conservative with higher quality, shorter maturity high-yield and convertible bonds being emphasized. Yield spreads in the high-yield sector doubled in less than three months: the fastest we have ever witnessed in twenty-five years. Despite our small exposure to this area, these holdings reduced your Fund's total return.

        The portfolio's defensive positioning reflected our cautious attitude towards the bond market. We were concerned that stronger than anticipated economic growth, accompanied by gradually rising inflation in employee compensation and medical costs, would create a floor for interest rates. Generally, we were correct about the fundamentals but wrong about their impact on interest rates. Furthermore, we believed the Asian economic troubles would have only a minimal impact and, therefore, investors would begin to focus more on the growing challenges to the Federal budget from Medicare, Social Security and increased defense spending. In this environment, we believed that the prudent strategy would be one of protecting principal, while awaiting more attractive yield levels. We were also skeptical of the widespread "bullishness" on bonds. Currently, surveys of fixed income managers' and traders' "bullish" sentiments are at their highest levels in ten years, as measured by International Strategy & Investment and Market Vane. Portfolio durations are the longest in ten years relative to their respective benchmarks. As a proponent of the contrarian style of investing, we view these results with a sense of caution. At the present level of yields, it does not take much of an interest rate rise to cause a decline in a high-quality bond's value that will more than offset the interest earned in a year.

        In reviewing the events of the past year, it is obvious that our attempt last year to quantify the potential impact from the Asian economic collapse proved to be considerably short of the mark. So far, we have been reasonably correct in that the economic impact on the U.S. has been relatively well contained. Where we believe we were wrong is the degree to which the Asian Contagion has spread throughout the world. Its latest casualty is Russia, whose economic collapse sent the worldwide financial markets reeling in a way we have never witnessed before. A massive "flight-to-quality" by investors led to a spectacular rally in the U.S. Treasury market. Preservation of purchasing power became far more important to foreign investors than what the yield was. With this mind-set, Treasury bond yields fell to levels not seen since the early 1960s. The magnitude of bond market speculation by highly leveraged investment strategies also became apparent. Several major hedge funds positioned their portfolios, on a highly leveraged financial basis, to play the yield spread between Treasury bonds and mortgage-backed securities. When this "flight-to-quality" trend took hold, Treasury bonds rallied far more rapidly than these other investments and this led to significant financial losses. These investors were forced to sell their mortgage securities, while competing to buy Treasury bonds. We believe these events were meaningful contributors to the decline in Treasury bond yields into the 4% range. We also believe that bond mutual fund managers, not wanting to be left behind, jumped on this runaway train by shifting their portfolios to a heavier Treasury bond weighting. We did not want to commit your capital to such a frenzied and speculative market. We were of the opinion that there was little long-term value, and we would therefore await a more attractive period for investing your capital.

        Over the past month, we have reassessed our fundamental investment position to see whether it should be modified. Our conclusion is that long-term Treasury bond yields of 4% to 5% do not provide much in the way of a margin of safety. We still see threats that could derail this bond market. The U.S. is now running the largest trade and current account deficits on record. Historically, when a nation runs these types of deficits, it has not been good for the value of its currency or its interest rates. Just this past month, the dollar came under the severest selling pressure against the Japanese yen since 1971. We are aware that part of this could be the unwinding of highly leveraged speculative investment strategies. Beginning January 1, 1999, a new currency, the Euro, comes into being. For the first time in the modern era, there is the potential of two reserve currencies existing simultaneously. The Euro could pose a threat to the dollar, as a portion of international trade now denominated in dollars will likely be transacted in Euros. Because these Euros will have to be recycled, just like the dollar, foreign governments will have the opportunity to choose to what degree they will hold the Euro as a reserve currency. A higher demand for the Euro means a somewhat lower demand for the dollar.

        Longer term, the Federal government has still not faced the growing challenges of increased Medicare and Social Security spending. The recent budgetary surplus is now being viewed for tax cuts and other spending opportunities. We also see that there is a growing awareness that defense spending will likely grow in real terms. Primary contributors to the budgetary surplus have been increased capital gains tax receipts and lower real defense spending. Without a strong stock market, these tax receipts may prove to be quite ephemeral. Finally, we see a trend of stimulatory fiscal policy spending beginning on the part of Europe and Japan. This should eventually lead to stronger economic growth. Furthermore, with European monetary integration in 1999, pressures on the new central bank to adopt an easier monetary policy so as to enhance the economic recovery are likely to grow. These new trends should help limit the degree to which interest rates can decline.

        In light of these concerns, we expect to maintain our basic portfolio posture of defensiveness but look for opportunities to take advantage of investor fear. For example, over the last two months, investment demand has migrated towards very high-quality liquid securities. U.S. Treasury bonds are the most liquid and highest-quality securities. Even here, there has been a differentiation. The yield spread between the "on the run" thirty-year bond and the "off the run" twenty-nine year bond has grown from 5 basis points to 27 basis points: the widest ever. We believe that investor preference for quality and liquidity is at an extremely high level and, therefore, we want to take advantage of it. In October, we increased our high-yield and convertible bond holdings from 13% to 17% of total assets. We were able to add securities with yields between 11% and 22%. In many cases, the cash on the company's balance sheet was almost equal to or greater than its total debt. We have not seen values like this since 1990, during the last high-yield debt market collapse. Over the next year, we expect that high-yield and convertible bonds will be a growing portion of the Fund. We believe that we are now being compensated for credit risk. The Fund's high-quality segment will remain relatively unchanged, until we believe we are being compensated sufficiently by higher yields for the risks we perceive. We recently expanded our mortgage holdings, in response to the dislocations in that sector. For example, we added securities with yields of at least 6%, without much in the way of duration extension risk.

        Your Fund may continue to underperform the bond market if bond yields resume their decline. There is a debate raging in the investment community over what the true level of inflation is likely to be. The "bulls" argue that we are in either a disinflationary or a deflationary environment and, therefore, bond yields have no where to go but lower. We can remember another time when the consensus was just as confident that inflation had no where to go but higher. Measuring and forecasting the inflation rate has always been difficult and heavily influenced by judgment. We have witnessed inflation expectations collapse, as measured by the ten-year Treasury Inflation-Indexed bond. Since January 1997, its implied ten-year average annual inflation ratio rate has fallen from approximately 3.3% to 0.8%. In our opinion, low inflation expectations are now exceedingly optimistic. Should this prove to be a correct assessment, we would expect that it will become more difficult for bond yields to fall significantly from current levels.

        The portfolio retains its high-quality asset mix orientation. As of September 30, Government/Agency securities totaled 60%, 55% of these being agency mortgage-backed securities. An additional 6% was invested in AAA mortgage-backed securities. High-yield and convertible securities represented 7% and 6%, respectively. (As of October 22, these two sectors had risen to 17%.) Short-term liquidity totaled 20%. The Fund's average modified duration was 2.60 years versus 2.85 years at March 31, 1998, and 3.85 years at September 30, 1997.

        We hope this letter provides you with a better understanding of the portfolio strategy and positioning. We thank you for your continued support.

Respectfully submitted,


/s/ Robert L. Rodriquez
---------------------------
Robert L. Rodriguez, C.F.A.
President & Chief Investment Officer

October 24, 1998

                            HISTORICAL PERFORMANCE

     CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA NEW INCOME, INC. VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX AND LIPPER CORPORATE DEBT A RATED FUND AVERAGE FROM OCTOBER 1, 1988 TO SEPTEMBER 30, 1998

                                9/30/88  9/30/89  9/30/90  9/30/91  9/30/92  9/30/93  9/30/94  9/30/95  9/30/96  9/30/97  9/30/98
                                -------  -------  -------  -------  -------  -------  -------  -------  -------  -------  -------
FPA New Income, Inc. (NAV)       10,000   11,054   11,507   13,888   15,846   17,656   17,938   20,116   21,524   23,578   24,814

FPA New Income, Inc.              9,550   10,557   10,989   13,263   15,133   16,861   17,131   19,211   20,556   22,517   23,697

Lehman Brothers
  Government/Corporate           10,000   11,133   11,888   13,777   15,595   17,386   16,661   19,056   19,910   21,822   24,624

Lipper Corporate Debt A Rated
  Fund Average                   10,000   11,065   11,608   13,528   15,375   17,189   16,395   18,741   19,510   21,386   23,612

Past performance is not indicative of future performance. The Lehman Brothers Government/Corporate Bond Index is a broad-based unmanaged index of all government and corporate bonds that are investment grade with at least one year to maturity. The Lehman Brothers Government/Corporate Bond Index does not reflect any commissions or fees which would be incurred by an investor purchasing the securities it represents. The Lipper Corporate Debt A Rated Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA New Income, Inc., with an ending value of $23,697, reflects deduction of the current maximum sales charge of 4.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $24,814. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.


                           MAJOR PORTFOLIO CHANGES
                 For the Six Months Ended September 30, 1998

NET PURCHASES
Federal Home Loan Mortgage Corporation (REMIC) --6% 2008 (1) .....   $19,729,661
Federal Home Loan Mortgage Corporation (REMIC) --6% 2009 (1) .....   $22,316,000
Federal Home Loan Mortgage Corporation (REMIC) --8 1/2% 2026 (1)..   $11,452,475
Lam Research Corporation --5% 2002 (1) ...........................   $10,000,000
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007 ..............   $21,830,180

NET SALES
Federal Home Loan Mortgage Corporation (PAC-REMIC) --7% 2008 .....    $7,132,343
Federal Home Loan Mortgage Corporation (REMIC) --7% 2008 .........    $7,897,529
Federal Home Loan Mortgage Corporation (REMIC) --7% 2010 (2) .....   $16,327,009
Federal National Mortgage Association (REMIC) --7% 2008 ..........    $6,377,987
Federal National Mortgage Association (REMIC) --7 1/2% 2010 (2) ..    $8,409,399
Province of Ontario --11 3/4% 2013 (2) ...........................    $9,000,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                         PORTFOLIO OF INVESTMENTS

                             September 30, 1998

                                                               PRINCIPAL
BONDS & DEBENTURES                                               AMOUNT          COST           VALUE
-----------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES
MORTGAGE-BACKED SECURITIES -- 33.0%
Federal Home Loan Bank (Indexed Notes) --6.55% 2003 .....    $  1,525,775   $  1,511,105   $  1,531,020
Federal Home Loan Mortgage Corporation (CMO)
  --7 1/2% 2004 .........................................       6,776,772      6,827,598      6,785,243
  --8 1/2% 2024 .........................................         283,388        285,159        283,386
Federal Home Loan Mortgage Corporation (PAC-REMIC)
  --7% 2008 .............................................       3,842,715      3,781,627      3,842,715
  --7 1/2% 2021 .........................................       2,988,260      3,026,080      3,085,752
  --8% 2019 .............................................       5,000,000      5,151,758      5,050,195
Federal Home Loan Mortgage Corporation (PAC-IO-CMO)
  --6 1/2% 2020..........................................       2,724,685        238,776        243,519
  --7% 2020 .............................................       8,000,000      1,079,497      1,371,248
Federal Home Loan Mortgage Corporation (PAC-IO-REMIC)
  --6 1/2% 2007 .........................................      13,118,393      1,172,196      1,272,891
  --6 1/2% 2023 .........................................       6,001,845        731,698        789,618
Federal Home Loan Mortgage Corporation (REMIC)
  --6% 2008 .............................................      19,729,661     19,724,591     19,748,752
  --6% 2009 .............................................      22,316,000     22,309,026     22,329,948
  --7% 2007 .............................................       6,248,912      6,174,706      6,248,912
  --7% 2008 .............................................       7,783,925      7,716,332      7,795,493
  --7% 2023 .............................................       5,000,000      4,487,500      5,037,500
  --7 1/2% 2026 ("Z") ...................................       8,701,316      7,848,488      8,772,014
  --8 1/2% 2026 .........................................      11,452,475     12,103,834     12,110,993
  --10.15% 2006 .........................................          30,829         31,526         31,291
Federal National Mortgage Association (PAC-REMIC)
  --7% 2007 .............................................         139,663        138,092        139,663
Federal National Mortgage Association (PAC-IO-REMIC)
  --6% 2027 .............................................      44,785,634     14,274,914     12,456,004
  --6% 2028 .............................................      27,727,829      9,680,542      7,523,336
  --6 1/2% 2009 .........................................       5,426,145        847,005        903,792
  --6 1/2% 2020 .........................................       6,000,000        764,820        761,250
  --7% 2004 .............................................       1,164,750        159,559        170,345
  --7% 2017 .............................................       5,564,679             --        315,623
Federal National Mortgage Association (REMIC)
  --4.74% 2022 ..........................................      18,500,000     17,897,656     17,875,625
  --7% 2008 .............................................       2,500,710      2,470,037      2,500,711
  --7% 2023 .............................................       2,556,295      2,479,607      2,549,905
  --7% 2024 ("Z") .......................................      10,752,424      8,672,668     10,819,628

                         PORTFOLIO OF INVESTMENTS

                                                               PRINCIPAL
BONDS & DEBENTURES--Continued                                    AMOUNT          COST           VALUE
-------------------------------------------------------------------------------------------------------
Federal National Mortgage Association (REMIC)
  --7 1/2% 2024 ("Z") ...................................    $ 14,229,639   $ 13,629,302   $ 14,260,766
  --7 1/2% 2026 ("Z") ...................................       5,564,317      4,969,963      5,563,610
  --8% 2022 .............................................       3,132,619      3,130,661      3,142,408
Government National Mortgage Association --7 1/2% 2023 ..         603,351        576,955        626,164
Government National Mortgage Association II
  --8% 2027 .............................................       6,590,635      6,687,435      6,841,903
Government National Mortgage Association (MH)
  --8 1/4% 2006-7 .......................................         439,659        461,605        456,147
  --8 3/4% 2006 .........................................         997,968      1,032,088      1,081,391
  --8 3/4% 2011 .........................................       1,061,401      1,097,224      1,105,517
  --9% 2010 .............................................         659,001        687,835        694,011
  --9% 2011 .............................................       1,568,429      1,653,437      1,651,753
  --9 1/4% 2010-11 ......................................         985,568      1,038,702      1,027,763
  --9 3/4% 2005-6 .......................................       2,323,126      2,478,496      2,445,817
  --9 3/4% 2012-13 ......................................         950,404      1,023,813      1,000,596
Government National Mortgage Association (PL)
  --10 1/4% 2017 ........................................         915,669        993,500        940,849
                                                                            ------------   ------------
                                                                            $201,047,413   $203,185,067
                                                                            ------------   ------------
OTHER U.S. GOVERNMENT & AGENCIES -- 27.2%
Tennessee Valley Authority --8 3/8% 1999 ................    $  3,400,000   $  3,222,781   $  3,514,930
U.S. Treasury Inflation-Indexed Notes --3 3/8% 2007 .....     145,749,245    142,301,145    143,517,460
U.S. Treasury Notes --8 1/4% 2005 .......................       1,800,000      1,706,250      1,905,188
U.S. Treasury Notes Strip --0% 2009 .....................      31,000,000     13,120,721     18,391,990
                                                                            ------------   ------------
                                                                            $160,350,897   $167,329,568
                                                                            ------------   ------------
TOTAL U.S. GOVERNMENT & AGENCIES -- 60.2% ...............                   $361,398,310   $370,514,635
                                                                            ------------   ------------
MORTGAGE BONDS
ASSET BACKED -- 3.4%
Green Tree Financial Corporation (CMO)
  --6.9% 2004 ...........................................    $  6,327,615   $  6,294,184   $  6,365,185
  --7 1/4% 2005 .........................................      13,180,266     13,257,494     13,274,998
Merrill Lynch Mortgage Investors, Inc. Class A
  (backed by Manufactured Housing First Mortgages)
  --8.3% 2012 ...........................................       1,242,104      1,243,775      1,248,313
  --9.2% 2011 ...........................................           9,449          9,405          9,449
                                                                            ------------   ------------
                                                                            $ 20,804,858   $ 20,897,945
                                                                            ------------   ------------

                         PORTFOLIO OF INVESTMENTS

                                                               PRINCIPAL
BONDS & DEBENTURES--Continued                                    AMOUNT          COST           VALUE
-------------------------------------------------------------------------------------------------------
MORTGAGE BACKED -- 2.6%
Residential Funding Mortgage Securities (REMIC)
  --7% 2012 .............................................    $  4,985,383   $  4,974,477   $  4,988,499
  --7 3/4% 2026 .........................................       2,223,105      2,257,841      2,223,105
DLJ Mortgage Acceptance Corp. (Series 1997-E Class "B")
  --7.5481% 2026+ .......................................       5,046,793      4,453,795      4,538,959
Prudential Home Mortgage Securities Corp.
  (Series 1993-F Class "1B1") --6.6582% 2000+ ...........       4,548,971      4,543,284      4,551,814
                                                                            ------------   ------------
                                                                            $ 16,229,397   $ 16,302,377
                                                                            ------------   ------------
TOTAL MORTGAGE BONDS -- 6.0% ............................                   $ 37,034,255   $ 37,200,322
                                                                            ------------   ------------
CORPORATE BONDS & DEBENTURES -- 7.4%
Advantica Restaurant Group, Inc. --11 1/4% 2008 .........    $ 10,928,038   $ 11,135,538   $ 10,381,636
Advanta Corporation
  --6.0075% 2000 (Floating Rate) ........................       1,200,000      1,130,160      1,140,000
  --6.65% 2000 ..........................................       2,400,000      2,295,350      2,309,676
  --6.658% 1999 .........................................       3,400,000      3,278,076      3,272,500
Busse Broadcasting Corporation --11 5/8% 2000 ...........       3,250,000      3,176,600      3,445,000
Michaels Stores, Inc. --10 7/8% 2006 ....................       5,000,000      4,386,113      5,450,000
Oregon Steel Mills, Inc. --11% 2003 .....................       8,350,000      8,964,625      8,590,063
Plantronics, Inc. --10% 2001 ............................       3,248,000      3,299,575      3,248,000
Trump Atlantic City Associates --11 1/4% 2006............       9,000,000      8,829,875      7,380,000
                                                                            ------------   ------------
                                                                            $ 46,495,912   $ 45,216,875
                                                                            ------------   ------------
TOTAL NON-CONVERTIBLE
  BONDS & DEBENTURES -- 73.6% ...........................                   $444,928,477   $452,931,832
                                                                            ------------   ------------
CONVERTIBLE SECURITIES
CONVERTIBLE BONDS & DEBENTURES -- 6.0%
Centertrust Retail Properties, Inc.
  --7 1/2% 2001 (Class "A") .............................    $  4,600,000   $  4,219,838   $  4,416,000
  --7 1/2% 2001 (Class "B") .............................       5,800,000      5,521,688      5,394,000
Charming Shoppes, Inc. --7 1/2% 2006 ....................       7,000,000      6,853,250      6,580,000
DRS Technologies, Inc. --9% 2003 ........................       2,000,000      2,000,000      2,285,000
HomeBase, Inc.
  --5 1/4% 2004+ ........................................       2,800,000      2,534,000      2,436,000
  --5 1/4% 2004 .........................................       3,200,000      2,687,112      2,784,000
Lam Research Corporation --5% 2002 ......................      10,000,000      8,146,769      7,500,000
Offshore Logistics, Inc. --6% 2003 ......................         500,000        427,500        435,000
Quantum Health Resources, Inc. --4 3/4% 2000 ............       1,000,000        776,250        940,000
Read-Rite Corporation --6 1/2% 2004 .....................       8,055,000      5,894,950      4,430,250
                                                                            ------------   ------------
                                                                            $ 39,061,357   $ 37,200,250
                                                                            ------------   ------------

                                       7

                         PORTFOLIO OF INVESTMENTS

                                                               SHARES OR
                                                               PRINCIPAL
CONVERTIBLE SECURITIES--Continued                                AMOUNT          COST           VALUE
-------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
Treev Inc. (Series A) ...................................          75,000   $  1,400,000   $    684,375
                                                                            ------------   ------------
TOTAL CONVERTIBLE SECURITIES -- 6.1% ....................                   $ 40,461,357   $ 37,884,625
                                                                            ------------   ------------
OTHER PREFERRED AND COMMON STOCK -- 0.6%
Crown American Realty Trust (Preferred) .................          78,500   $  3,926,642   $  3,861,219
Treev Inc. (Common) .....................................          15,999         15,750         11,999
                                                                            ------------   ------------
                                                                            $  3,942,392   $  3,873,218
                                                                            ------------   ------------
SHORT-TERM INVESTMENTS -- 8.5%
Federal National Mortgage Association (Floating Rate)
  --5.023% 11/3/98 ......................................    $ 11,000,000   $ 11,000,000   $ 11,000,000
  --4.723% 5/25/99 ......................................       5,000,000      4,992,500      4,984,000
  --5.540% 6/30/99 ......................................      10,000,000     10,000,000     10,000,000
Federal Home Loan Bank (Floating Rate)
  --5.008% 8/18/99 ......................................      15,000,000     14,994,600     14,995,500
Private Export Funding Corp. (Floating Rate)
  --4.823% 2/28/99 ......................................      11,250,000     11,248,875     11,216,250
                                                                            ------------   ------------
                                                                            $ 52,235,975   $ 52,195,750
                                                                            ------------   ------------
TOTAL INVESTMENT SECURITIES -- 88.8% ....................                   $541,568,201   $546,885,425
                                                                            ------------   ------------
                                                                            ------------   ------------
OTHER SHORT-TERM INVESTMENTS -- 10.2%
Short-term Corporate Notes:
  General Electric Capital Services, Inc. --5.51% 10/1/98    $ 18,072,000                  $ 18,072,000
  American Express Credit Corporation --5.55% 10/2/98 ...      12,047,000                    12,045,143
  General Electric Capital Corporation --5.55% 10/5/98 ..      21,606,000                    21,592,676
  General Electric Company --5.36% 10/6/98 ..............      11,080,000                    11,071,752
                                                                                           ------------
                                                                                           $ 62,781,571
                                                                                           ------------
TOTAL INVESTMENTS -- 99.0% ..............................                                  $609,666,996
Other assets less liabilities -- 1.0% ...................                                     6,079,332
                                                                                           ------------
TOTAL NET ASSETS -- 100% ................................                                  $615,746,328
                                                                                           ------------
                                                                                           ------------

+ Restricted security purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. DLJ Mortgage Acceptance Corp. was purchased on September 8, 1997, HomeBase, Inc. was purchased on February 3, 1998, and Prudential Home Mortgage Securities Corp. was purchased on May 20, 1998. These restricted securities constituted 1.9% of total net assets at September 30, 1998.

See notes to financial statements.

                     STATEMENT OF ASSETS AND LIABILITIES
                              September 30, 1998

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $541,568,201) .......................    $546,885,425
    Short-term investments -- at cost plus interest earned
       (maturities of 60 days or less) .....................      62,781,571    $609,666,996
                                                                ------------
  Cash .....................................................                             828
  Receivable for:
    Interest ...............................................    $  5,850,904
    Capital Stock sold .....................................       2,220,954       8,071,858
                                                                ------------    ------------
                                                                                $617,739,682

LIABILITIES
  Payable for:
    Investment securities purchased ........................    $    981,144
    Capital Stock repurchased ..............................         635,779
    Advisory fees ..........................................         252,220
    Accrued expenses and other liabilities .................         124,211       1,993,354
                                                                ------------    ------------

NET ASSETS -- equivalent to $11.13 per share on 55,336,651
  shares of Capital Stock outstanding ......................                    $615,746,328
                                                                                ------------
                                                                                ------------

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    100,000,000 shares; outstanding 55,336,651 shares ......                    $    553,367
  Additional Paid-in Capital ...............................                     596,773,382
  Undistributed net realized gains on investments ..........                       2,704,772
  Undistributed net investment income ......................                      10,397,583
  Unrealized appreciation of investments ...................                       5,317,224
                                                                                ------------
  Net assets at September 30, 1998 .........................                    $615,746,328
                                                                                ------------
                                                                                ------------

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1998

INVESTMENT INCOME
  Interest ......................................................                    $39,035,909
  Dividends .....................................................                        463,250
                                                                                     -----------
                                                                                     $39,499,159

EXPENSES
  Advisory fees .................................................    $  2,958,785
  Transfer agent fees and expenses ..............................         254,685
  Registration fees .............................................          91,413
  Custodian fees and expenses ...................................          61,776
  Directors' fees and expenses ..................................          34,951
  Audit fees ....................................................          22,925
  Postage .......................................................          22,581
  Insurance .....................................................          20,069
  Reports to shareholders .......................................          16,171
  Legal fees ....................................................           7,258
  Other expenses ................................................          15,068      3,505,682
                                                                     ------------    -----------
        Net investment income ...................................                    $35,993,477
                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
    short-term investments with maturities of 60 days or less) ..    $222,331,829
  Cost of investment securities sold ............................     219,469,324
                                                                     ------------
      Net realized gain on investments ..........................                    $ 2,862,505

Unrealized appreciation of investments:
  Unrealized appreciation at beginning of year ..................    $ 14,493,396
  Unrealized appreciation at end of year ........................       5,317,224
                                                                     ------------
    Decrease in unrealized appreciation of investments ..........                     (9,176,172)
                                                                                     -----------
      Net realized and unrealized loss on investments ...........                    $(6,313,667)
                                                                                     -----------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ................................................                   $29,679,810
                                                                                     -----------
                                                                                     -----------

See notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                         FOR THE YEAR ENDED SEPTEMBER 30,
                                             ---------------------------------------------------------
                                                        1998                          1997
                                             ---------------------------   ---------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income ..................   $ 35,993,477                  $ 27,558,396
  Net realized gain on investments .......      2,862,505                     1,065,224
  Increase (decrease) in unrealized
    appreciation of investments ..........     (9,176,172)                   10,242,528
                                             ------------                  ------------
Increase in net assets resulting
  from operations ........................                  $ 29,679,810                  $ 38,866,148
Distributions to shareholders from:
  Net investment income ..................   $(33,893,211)                 $(24,604,952)
  Net realized capital gains .............     (1,183,945)   (35,077,156)    (1,692,535)   (26,297,487)
                                             ------------                  ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold .......   $236,277,210                  $244,845,762
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions .......     30,352,091                    18,444,941
  Cost of Capital Stock repurchased ......   (175,059,444)    91,569,857    (84,582,474)   178,708,229
                                             ------------   ------------   ------------   ------------
Total increase in net assets .............                  $ 86,172,511                  $191,276,890

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $8,297,317 and $5,343,873 ...........                   529,573,817                   338,296,927
                                                            ------------                  ------------
End of year, including
  undistributed net investment income
  of $10,397,583 and $8,297,317 ..........                  $615,746,328                  $529,573,817
                                                            ------------                  ------------
                                                            ------------                  ------------

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold .............                    21,199,452                    22,283,273
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions ......................                     2,740,769                     1,697,911
Shares of Capital Stock repurchased ......                   (15,730,014)                   (7,684,688)
                                                            ------------                  ------------
Increase in Capital Stock
  outstanding ............................                     8,210,207                    16,296,496
                                                            ------------                  ------------
                                                            ------------                  ------------

See notes to financial statements.

                             FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                          FOR THE YEAR ENDED SEPTEMBER 30,
                                                  -----------------------------------------------
                                                    1998      1997      1996      1995      1994
                                                  -------   -------   -------   -------   -------

Per share operating performance:
Net asset value at beginning of year .......      $11.24    $10.97    $11.05    $10.52    $11.32
                                                  -------   -------   -------   -------   -------
Net investment income .......................     $ 0.67    $ 0.68    $ 0.68    $ 0.67    $ 0.68
Net realized and unrealized gain (loss)
  on investment securities ..................      (0.10)     0.32      0.06      0.55     (0.51)
                                                  -------   -------   -------   -------   -------
Total from investment operations ............     $ 0.57    $ 1.00    $ 0.74    $ 1.22    $ 0.17
                                                  -------   -------   -------   -------   -------
Less distributions:
  Dividends from net investment income ......     $(0.66)   $(0.68)   $(0.66)   $(0.69)   $(0.70)
  Distributions from net realized
    capital gains ...........................      (0.02)    (0.05)    (0.16)     --       (0.27)
                                                  -------   -------   -------   -------   -------
Total distributions .........................     $(0.68)   $(0.73)   $(0.82)   $(0.69)   $(0.97)
                                                  -------   -------   -------   -------   -------
Net asset value at end of year ..............     $11.13    $11.24    $10.97    $11.05    $10.52
                                                  -------   -------   -------   -------   -------
                                                  -------   -------   -------   -------   -------
Total investment return* ....................       5.24%     9.54%     7.00%    12.14%     1.60%
Ratios/supplemental data:
Net assets at end of year (in $000's) .......     615,746   529,574   338,297   207,018   122,708
Ratio of expenses to average net assets .....       0.59%     0.59%     0.63%     0.68%     0.74%
Ratio of net investment income to
  average net assets ........................       6.06%     6.37%     6.44%     6.50%     6.41%
Portfolio turnover rate .....................         47%       29%       16%       31%       39%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

--------------------------------------------------------------------------------
FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS (UNAUDITED)

                                                                              LONG-TERM
                                  PER SHARE         ORDINARY INCOME         CAPITAL GAIN
         PAYABLE DATE               AMOUNT    QUALIFYING   NON-QUALIFYING   DISTRIBUTION
------------------------------    ---------   ----------   --------------   ------------
October 7, 1997 ..............      $0.17        0.7%           99.3%            --
January 7, 1998 ..............      $0.19+        --            89.5%           10.5%
April 7, 1998 ................      $0.16        0.1%           99.9%            --
July 8, 1998 .................      $0.16        0.1%           99.9%            --

+ This amount includes a $0.02 long-term capital gain distribution taxable as such. This is in addition to the $0.17 income dividend which is taxable as ordinary income. Even though payment was made in 1998, this distribution was taxable to shareholders in 1997 under provisions of the Internal Revenue Code.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 1999 setting forth specific amounts to be included in their 1998 tax returns.

                        NOTES TO FINANCIAL STATEMENTS
                              September 30, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES
        The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.      Security Valuation
        Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors.

B.      Federal Income Tax
        No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.      Securities Transactions and Related Investment Income
        Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.      Use of Estimates
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from these estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES
        Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $329,296,597 for the year ended September 30, 1998. Realized gains or losses are based on the specific-certificate identification method. Cost of investment securities owned at September 30, 1998 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

        Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

        For the year ended September 30, 1998, the Fund paid aggregate fees of $34,500 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by

O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR
        For the year ended September 30, 1998, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $129,635 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS
        On September 30, 1998, the Board of Directors declared a dividend from net investment income of $0.17 per share payable October 7, 1998 to shareholders of record on September 30, 1998. For financial statement purposes, this dividend and distribution was recorded on the ex-dividend date, October 1, 1998.

--------------------------------------------------------------------------------
                        REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA NEW INCOME, INC.

        We have audited the accompanying statement of assets and liabilities of FPA New Income, Inc., including the portfolio of investments, as of September 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights, for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA New Income, Inc. as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
November 5, 1998

                            OFFICERS AND DIRECTORS

DIRECTORS

Willard H. Altman
Donald E. Cantlay
DeWayne W. Moore
Lawrence J. Sheehan


OFFICERS

Robert L. Rodriguez, PRESIDENT AND
        CHIEF INVESTMENT OFFICER
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Eric S. Ende, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Ernst & Young LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 328-5000

This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.